                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 13, 1997
                                                          -------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 0-9787                                        73-1105145
                 ------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


      450 East Las Olas Boulevard
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

In connection with the consummation of certain acquisitions of individually insignificant businesses which, in the aggregate, are significant and in accordance with Rule 3-05 of Regulation S-X, the Registrant is filing herewith certain historical and pro forma financial information relating to such consummated acquisitions. In addition, the Registrant is filing herewith: (1) audited consolidated financial statements which have been restated for the acquisitions of National Car Rental System, Inc., Maroone Automotive Group, Wallace Automotive Group, Taormina Industries, Inc. and Carlisle Motors, Inc. all of which the Company acquired during the first quarter of 1997 and have been accounted for under the pooling of interests method of accounting; and (2) audited supplemental consolidated financial statements which give retroactive effect to the acquisitions of Flemington Car and Truck Country and certain related dealerships, Spirit Rent-A-Car, Inc. and subsidiary, Chesrown Automotive Group and Bledsoe Dodge, Inc. all of which have been accounted for under the pooling of interests method of accounting. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289,
333-01757, 333-04269, 333-08479, 333-18009, 333-20667 and 333-23415; on Form
S-4, file number 333-17915; and on Form S-8, file numbers 33-93742, 333-07623,
333-19453 and 333-20669.

The Registrant also is filing herewith certain instruments relating to certain of its debt (including certain subsidiary debt), which instruments are attached hereto as exhibits.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (a) The financial statements of AutoNation Incorporated ("AutoNation") and Grubb Automotive ("Grubb") required by this Item 7(a) are incorporated by reference to Exhibit 99 attached hereto.
   (b) The pro forma financial information of AutoNation and Grubb required by this Item 7(b) are incorporated by reference to the unaudited condensed consolidated pro forma financial statements included in Exhibit 99 attached hereto.
   (c)  Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                          Michael S. Karsner
                                          Senior Vice President
                                          and Chief Financial Officer

Date:  June 13, 1997
       ----------------

                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX



     Number and
Description of Exhibit
----------------------
       1.       None

       2.       None

       3.       None

       4.1 Base Indenture, dated as of April 30, 1996 ("Base Indenture"), between National Car Rental Financing Limited Partnership, as Issuer, and The Bank of New York, as Trustee.

       4.2      Series 1996-1 Supplement to Base Indenture, dated as of
                April 30, 1996, between National Car Rental Financing Limited Partnership, as Issuer, and The Bank of New York, as Trustee.

       4.3 Supplement and Amendment to Base Indenture, dated as of December 20, 1996, between National Car Rental Financing Limited Partnership and The Bank of New York, as Trustee.

       4.4 Series 1996-2 Supplement to Base Indenture, dated as of December 20, 1996, between National Car Rental Financing Limited Partnership, as Issuer, and The Bank of New York, as Trustee.

       4.5 Consent and Amendment to Series 1996-2 Supplement and Second Master Motor Vehicle Lease and Servicing Agreement, dated as of February 19, 1997, among National Car Rental Financing Limited Partnership, National Car Rental System, Inc., The Bank of New York, as Trustee, National Fleet Funding Corporation, Credit Suisse First Boston, as Collateral Agent, Citibank, N.A., as Liquidity Agent, Deutsche Bank AG, General Motors
                Corporation, The Bank of New York and Caisse Nationale De Credit Agricole ("Credit Agricole").

       4.6 Second Consent and Amendment to Series 1996-2 Supplement dated May 7, 1997 among National Car Rental Financing Limited Partnership, National Car Rental System, Inc., The Bank of New York, as Trustee, National Fleet Funding Corporation, Credit Suisse First Boston, as Collateral Agent, Citibank, N.A., as Liquidity Agent, Deutsche Bank AG, General Motors Corporation, The Bank of New York and Credit Agricole.

       4.7 Liquidity Agreement, dated June 7, 1995, among National Fleet Funding Corporation, certain financial institutions as Liquidity Lenders, and Citibank, N.A., as Liquidity Agent, including Definitions List dated June 7, 1995 and annexed to the Liquidity Agreement as Annex A.

       4.8 Consent and Amendment to Liquidity Agreement, dated as of December 15, 1995, between National Fleet Funding Corporation and Citibank, N.A., as Liquidity Agent.

       4.9 Amendment to Liquidity Agreement dated as of May 29, 1996 between National Fleet Funding Corporation and Citibank, N.A., as Liquidity Agent.

       4.10 Extension of Scheduled Liquidity Commitment Termination Date, dated as of May 29, 1996 among National Fleet Funding Corporation, certain financial institutions as Liquidity Lenders, and Citibank, N.A. as Liquidity Agent.

       4.11 Second Amendment to Liquidity Agreement, dated as of December 20, 1996, among National Fleet Funding Corporation, certain financial institutions as liquidity lenders and Citibank, N.A., as Liquidity Agent.

       4.12 Collateral Agreement, dated as of June 7, 1995, among National Fleet Funding Corporation, General Motors Corporation, Citibank, N.A., as Liquidity Agent, Placement Agent and Depository, Credit Suisse, and CS First Boston Corporation.

       4.13 Letter Agreement dated July 13, 1995 between National Fleet Funding Corporation and Goldman Sachs Money Markets, L.P.

       4.14 A Support Intercreditor Agreement dated as of May 29, 1996 by and among General Motors Corporation and The Bank of New York, National Fleet Funding Corporation, and National Car Rental System, Inc.

       4.15 Assignment and Assumption Agreement dated as of May 29, 1996 among Citibank, Credit Suisse and Credit Agricole.

       4.16 Letter Agreement dated November 20, 1996 among Citicorp Securities, Inc. (as a Dealer), National Fleet Funding Corporation, and the other parties to the Collateral Agreement.

       4.17 Supplement and Amendment to Collateral Agreement, dated as of December 20, 1996, among National Fleet Funding Corporation, General Motors Corporation, The Bank of New York, Credit Agricole, Citibank, N.A., Credit Suisse, CS First Boston Corporation, Goldman Sachs & Co., and Citicorp Securities, Inc.

       4.18 Amended and Restated Master Collateral Agency Agreement, dated as of April 30, 1996, among National Car Rental System, Inc., National Car Rental Financing Limited Partnership, The Bank of New York, National Fleet Funding Corporation, General Motors Corporation, Citibank, N.A., and Credit Suisse.

       4.19 Supplement and Amendment to Amended and Restated Master Collateral Agency Agreement, dated as of December 20, 1996, among National Car Rental System, Inc., National Car Rental Financing Limited Partnership, Citibank, N.A., National Fleet Funding Corporation, General Motors Corporation, The Bank of New York, Credit Agricole, and Credit Suisse.

       4.20 Master Motor Vehicle Lease and Servicing Agreement, dated as of April 30, 1996, between National Car Rental Financing Limited Partnership, as lessor, and National Car Rental System, Inc., as lessee.

       4.21 Second Master Motor Vehicle Lease and Servicing Agreement, dated as of December 20, 1996, between National Car Rental Financing Limited Partnership, as lessor, and National Car Rental System, Inc., as lessee.

       4.22 Credit Facilities and Reimbursement Agreement, dated as of April 23, 1997, by and among Republic Industries, Inc. and Republic Resources Company, as Borrowers, NationsBank National Association (South), as agent, and the lenders named therein.

       4.23 Fourth Amendment, dated as of March 28, 1997, to Loan Agreement, dated June 20, 1994, between Alamo Rent-A-Car, Inc. and Alamo Funding, L.P.

       4.24 Third Amendment, dated as of March 28, 1997, to Liquidity Loan Agreement, dated as of June 20, 1994, among Alamo Funding, L.P., AFL Fleet Funding, Inc., certain financial institutions, as liquidity lenders, and Citibank N.A., as Liquidity Agent.

       4.25 Third Amendment, dated as of March 28, 1997, to Letter of Credit Reimbursement Agreement, dated as of June 20, 1994, among Alamo Rent-A-Car, Inc., Alamo Funding, L.P., AFL Fleet Funding, Inc., and Credit Suisse.

       15.      None

       16.      None

       17.      None

       21.      None

       23.1     Consent of Arthur Andersen LLP

       23.2     Consent of Ernst & Young LLP

       23.3     Consent of KPMG Peat Marwick LLP

       23.4     Consent of Coopers & Lybrand L.L.P.

       23.5     Consent of Cohen & Company

       23.6     Consent of Bailey Saetveit & Co. P.C.

       23.7     Consent of Turner & Vedrenne CPA

       23.8     Consent of Ehrenkrantz, Sterling & Co. LLC

       23.9     Consent of George B. Jones & Co., P.C.

       24.      None

       27.1 Financial Data Schedule for the Year Ended December 31, 1995 (Restated) (for SEC use only)

       27.2 Financial Data Schedule for the Year Ended December 31, 1996 (Restated) (for SEC use only)

       99.      Financial Information